LEGG MASON CHARLES STREET TRUST, INC.
             Batterymarch U.S. Small Capitalization Equity Portfolio

                       Supplement to the Prospectus dated
                                February 1, 2009

Unless otherwise noted, effective at the close of business on April 3, 2009, the following replaces the information beginning the second paragraph in the section of the Prospectus on page 18 entitled "How to Invest - Qualifying for a reduced class A sales charge."

Accumulation Privilege - allows you to combine the current value of shares of the fund with other shares of funds sold by LMIS that are owned by: o you; or o your spouse and children under the age of 21 with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by LMIS may be combined only if they were acquired by exchange from other funds offered with a sales charge. Shares of certain funds and classes of other funds sold by LMIS may not be combined until May 18, 2009. Please contact your Financial Adviser for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge. Consult the SAI for additional information.

If you hold shares of funds sold by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.


Letter of Intent - allows you to purchase Class A shares of funds sold by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by LMIS that are purchased during the 13-month period by: o you; or o your spouse and children under the age of 21 are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by LMIS may be included toward your asset goal amount only if they were acquired by exchange from other funds offered with a sales charge. Shares of certain funds and classes of other funds sold by LMIS

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may not be included toward your asset goal amount until May 18, 2009. Please contact your Financial Adviser for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Unless otherwise noted, effective May 18, 2009, the following replaces the addresses in the sections of the Prospectus entitled "How to Invest", "How to Redeem Your Shares", "Services for Investors" and the back cover.

         Legg Mason Funds
         P.O. Box 55214
         Boston, MA 02205-8504

Unless otherwise noted, effective at the close of business on April 3, 2009, the following replaces the first and second paragraphs in the section of the Prospectus on page 31 entitled "Services for Investors - Exchange privilege."

You may exchange shares of the fund for the same class of shares of other funds sold by LMIS except as otherwise described below.

Shares of certain funds and certain classes of shares of other funds sold by LMIS are not available for exchange until May 18, 2009.



 This supplement should be retained with your Prospectus for future reference.

                    This supplement is dated March 13, 2009.

BATX011695